Consolidated Statements of Income - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net sales	$ 1,674.2	$ 1,380.9	$ 1,728.7
Cost of products sold	1,400.4	1,157.7	1,389.8
Gross Profit	273.8	223.2	338.9
Selling, general and administrative expenses	112.1	91.8	103.5
Impairment charges	1.2	0.6	0.0
Operating Income	160.5	130.8	235.4
Interest expense	0.9	0.2	0.3
Other expense, net	1.4	3.0	0.8
Income Before Income Taxes	158.2	127.6	234.3
Provision for income taxes	53.8	38.1	79.1
Net Income	$ 104.4	$ 89.5	$ 155.2
Basic earnings per share	$ 2.29	$ 1.96	$ 3.39
Diluted earnings per share	2.27	1.94	3.36
Dividends per share	$ 0.28	$ 0.00	$ 0.00